CORPORATE PRESENTATION JUNE 2019

petroriver

OTCBB: PTRC
WWW.PETRORIVEROIL.COM

Diversified Global Explorers

KEY STATISTICS

Petro River Oil focuses on high rate-of-return assets by utilizing modern 3D seismic imaging to discover overlooked oil reserves.

Stock Symbol	Stock Price (6/3/19)	Shares Outstanding*	Market Capitalization	Debt
OTCBB: PTRC	$0.34	26.85 MM	$9.13 MM	$0

*Includes Common Stock and Preferred Stock on an as-converted to Common Stock basis

Forward Looking Statements

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, and recently filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com. These forward-looking statements are based on Petro River Oil Corporation's (PTRC) current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to be correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation. Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission. Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Annual Report on Form 10-K for the fiscal year ended April 30, 2017, recent Quarterly Reports on Form 10-Q, and recently filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com. You can also obtain these filings from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

Petro River Is Different

Microcap E&P with No Debt
Exposure to California and Oklahoma Reserves
Multiple Foreign Exploration Projects
100% Conventional. Profitable at $30 per barrel of Oil.



No Horizontal or Shale Drilling.

Exposure to Multiple Foreign Projects

Reduce Exploration Risk with 3D Seismic

Exploration & Development in Oklahoma, California and the North Sea

Corporate Strategy

We pursue scalable, repeatable and lucrative drilling programs in shallow, proven oil and gas basins.

01

Acquire

Contiguous acreage blocks in portions of proven oil and gas basins.

02

Explore

Utilize modern 3D Seismic technology to identify low-cost and high-return prospects, particularly those with stacked and multi-zone potential.

03

Develop

Implement scalable and repeatable development programs by focusing on low-risk and low-cost operating areas.

Company Highlights

Focus

International Exploration

Petro River owns an interest in an offshore U.K. North Sea exploration project through its ownership in Horizon Energy Partners, LLC ("Horizon Energy") and Horizon Energy Acquisition, LLC ("Horizon Acquisition"), and an interest in an offshore Denmark project through Horizon Energy. The United Kingdom licenses comprise approximately 600,000 contiguous acres and the Denmark licenses approximately 150,000 contiguous acres. Both projects have very large exploration potential. The current plan is to drill one exploration well in each project in 2020, preceded this year by the acquisition and processing of new 3D seismic data in the UK and reprocessing of Horizon Energy's recently acquired 3D seismic data in Denmark.

Domestic Exploration and Production

Petro River's domestic assets in Osage County, Oklahoma and Kern County, California are located in historically prolific basins that have produced billions of barrels of oil to date.

In California, Horizon Energy currently operates two projects: Grapevine and Mountain View. These projects located in Kern County cover a combined 7,250 net acres. Horizon Energy plans to drill three additional wells in Kern County in 2019, as well as complete a permanent production facility in the Mountain View project.

Our Oklahoma concession located in Osage County covers roughly 80,000 acres with 6MM barrels of recoverable resources (According to the Reserve Report by Cawley, Gillespie & Associates dated May 1, 2018). Petro River's focus is to complete an additional seven wells as a part of its 10 well drilling program in 2019.

Proven Management Team

Experienced and seasoned management team.

Strong geoscience and engineering expertise.

Financial Strength & Flexibility

Petro River is fully funded, with zero debt.

More than $50 million in capital has been invested in Petro River Oil.

Initial 10-well Osage drilling program has resulted in positive cashflow capable of funding Petro's New 10 Well program in 2019.

The California projects are currently producing approx. 1,150 bbls/day with several additional wells slated to come on line in 2019.

Portfolio Snapshot



North Sea, United Kingdom
Total Acres: 600,000
Offshore Denmark
Total Acres: 150,000
Grapevine, Kern County, CA
1,500 Acres
Mountain View,
Kern County, CA
5,750 Acres
Pearsonia West
Osage County, OK
Total Acres: 87,740



International Exploration: North Sea

Why the North Sea?


The North Sea Basin
Norway
Sweden
Finland
Denmark
Netherlands
Germany
Belgium
France
Luxembourg
Poland
Ireland
United Kingdom
Isle of Man
Guernsey
Jersey
Legend
Basinal
Offshore Fields
Gas Fields
Oil & Gas Fields
Oil Fields
1:8,000,000
Miles

The History

- Over 50 billion barrels of oil and 125 trillion cubic feet of gas produced since the late 1960's.
- Compared to the Gulf of Mexico, the North Sea is not a mature basin.
- Lack of existing 3D seismic data opens possible unevaluated opportunities.
- Relatively low level of competition.

Attractive Features of North Sea Exploration

- High level of political stability and regulatory standardization
- Shallow drilling resulting in reasonable drilling costs
- Low cost production facilities resulting in an accelerated time frame from drilling to production.
- Supportive, cooperative, and collaborative governmental agencies.
- Low cost access to existing geological and geophysical data.

North Sea Assets: United Kingdom


Ardent/Horizon UK Assets
034
035
036
037
038
031
5603
039
5503
A
A
040
041
042
043
044
P2328
P2329
P2300
31st Round Application Area
P2427
Legend
Offshore Fields
Gas Fields
Oil & Gas Fields
Oil Fields
Lead Outlines
Ardent/Horizon UK Blocks
P2300
P2328
P2329
P2427
Ardent/Horizon 31st Round License Application Area
1:1,500,000
0 5 10 20
Miles

Background

- Horizon Energy and Horizon Acquisition have substantial interest in multiple licenses in the North Sea U.K. Petro River owns a 14.5% stake in Horizon Energy, and a 14.5455% interest in Horizon Acquisition. Ardent Oil Ltd, a U.K. based team, is directing North Sea Activities.
- Ardent and Horizon have targeted the Mid North Sea High (MNSH) area in the southern North Sea.
- Ardent and Horizon have assembled 600,000 net acres of contiguous license holdings.

The Opportunity

- Horizon has mapped numerous prospects and leads with 2D seismic data.
- Horizon has sponsored a new 3D seismic survey which is currently being acquired over a material portion of the licenses.

North Sea Assets: The Jarnsaxa Prospect, Denmark



Ardent/Horizon Danish Assets
004
005
5607
5606
5605
5604
031
5603
039
5503
5504
5505
5506
5507
A
B
C
D
E
F
G
H
Legend
Offshore Fields
Gas Fields
Oil & Gas Fields
Oil Fields
Lead Outlines
Licence
11/16
Alberich - Siegfried Block Application
Magni Application
Miles

Current Opportunity

- Naturally fractured basement play, analogous to the recent major discoveries made by Hurricane Energy plc west of the Shetland Islands in the U.K.
- The Jarnsaxa prospect is over 200 square kilometers in size with world class oil reserve potential.
- New licenses have been conditionally awarded in 2019 that will complement the Jarnsaxa prospect.
- Drilling of the initial well is scheduled for the summer of 2020.

Domestic Assets: California


253

Kern County, California

Home to 4 of the 10 Largest Oil Fields in the U.S.

The Landscape

The San Joaquin Valley is home to twenty-one giant oil fields, which have each produced over 100 million barrels of oil, and four super giant fields, which have produced over one billion barrels of oil. All super giants fields are located in Kern County.

Four Oil Giants of Kern County

Midway Sunset	3.4 Billion Barrels of Oil
Kern River	2.5 Billion Barrels of Oil
South Belridge	2.0 Billion Barrels of Oil
Elk Hills	1.5 Million Barrels of Oil

Reasons for Exploration

- Conventional drilling – high recoveries, good permeability, modest decline rates, no hydraulic fracturing required.
- Attractive lease costs and terms with limited competition due to constrained oil and gas lease availability.
- Oil prices in Kern County for medium gravity crude oil command a significant premium to Western Texas Intermediate (WTI)
- Lack of available modern 3D seismic data
- Immediate production capability post completion



Kern County, California One Billion Barrel Plus Oil Fields
Paso Robles
South Belridge Oil Field
Elk Hills Oil Field
Midway-Sunset Oil Field
Kern River Oil Field
Mountain View Resources Project
Grapevine Energy Project
San Luis Obispo
Santa Maria
Lompoc
Lancaster
Santa Barbara
Santa Clarita
Pacific Ocean
Ventura
Oxnard
Thousand Oaks
Los Angeles
N
30 15 0 30
Miles
Grapevine Energy and Mountain View Resources Projects

Horizon Energy Partners

Horizon has substantial working interests in two project areas with large oil and gas lease positions operated through wholly owned subsidiaries and a knowledgeable and experienced geoscience and engineering team.

Grapevine Project

- New 24 square-mile 3D survey acquired and processed in 2017 to image the area with high quality seismic data.
- Initial discovery well drilled in 2017: the Chardonnay 47X-35
- Second discovery well drilled in 2018: the Bordeaux 1-31
- Chardonnay 47X-35 current production: approx. 400 barrels/day
- Bordeaux 1-31 current production: approx.180 barrels/day
- North Chardonnay 2-35 current production: approx. 180 barrels/day
- Permanent production facility in place

Mountain View Project

- New 32 square-mile 3D survey acquired and processed in 2017 to image the area with high quality seismic data.
- Discovery well Stenderup 56X-28 drilled in June 2018 with production through 2/28/19 of 110,000 barrels of oil
- Stenderup 56X-28 current production: approx. 400 barrels/day
- Horizon plans to drill additional development wells in 2019
- Permanent production facility, anticipated to be completed by year end 2019, capable of accommodating 1,500 barrels of oil per day.

San Joaquin Basin, Tejon Sub-Basin, Active Monterey Source Rock and Migration Pathways


Grapevine
MONTEREY FM
ACTIVE SOURCE
Mountain View

Grapevine Project
Kern County, CA



Nearby Stevens Sand Production
Grapevine Area of Interest
Rio Viejo
9.2 MMBO
Yowlumne
111.4 MMBO
San Emidio Nose
9.15 MMBO
landslide
15.9 MMBO

Zone of Interest

Stevens Sandstone in a regional sub-basin that has produced over 150 million barrels of oil.

Horizon Working Interest

33.75% owned by Horizon through Grapevine Energy, LLC, a wholly owned subsidiary of Horizon and operator of the project.

2019 Production and Drilling Plans

Currently, the Grapevine project is producing approx. 750 barrels per day between three wells. Another well is planned for late 2019.

Mountain View Project
Kern County, CA


Mountain View Resources
Project Area
Arvin Shelf 3D Seismic Program
Arvin Shelf
3D Outline
Mountain View Resources
3D Seismic Program

Zones of Interest

The Mountain View field contains multiple Miocene and Pliocene sandstones and has produced over 90 million barrels of oil and 100 billion cubic feet of gas since the initial discovery in 1933.

Horizon Working Interest

42.25% owned by Horizon through Mountain View Resources LLC, a wholly owned subsidiary of Horizon and operator of the project.

2019 Production and Drilling Plans

Currently the Mountain View project is producing approximately 400 barrels of oil per day from one well. Horizon plans to drill two additional development wells in 2019.

Domestic Assets: Osage Oklahoma


253

Pearsonia West: Facts



Location

Osage County, Oklahoma.

Size

87,740 gross contiguous acres.

Working Interest

75% Controlled by Petro River.

Mineral Rights

Single mineral rights owner; 76% Net Revenue Interest to 8/8ths.

2019 Drilling & Exploration Plan

Development of 10 wells in the Pearsonia West concession as a part of the company's new drilling program with EURs of 50,000 BOE per well.

ASSET RISK PROFILE

Low			High

Why Osage?

Our land is rich with history, and oil.

Low Cost Drilling

Development and production costs of approx. $200,000 per well.

Prolific Basin

Over 200 million BOE have been produced from historical vertical production adjacent to our concession area.



New Data

July 2016: 35 square miles of 3D seismic reprocessed; defined 4,480 acres of structural closures; multiple target formations, both Pennsylvanian and Mississippian.

Field Discoveries

Two field discoveries in 2017 & 2018: W. Blackland and N. Blackland.

Additional Potential

With 3D seismic, we have identified two structures under 2,600 acres. The company began its new 10 well program within these structures in Q1 of 2019 by drilling three exploration wells. Seven additional wells are planned to be drilled as a part of this program.

Pearsonia West - Osage County, Oklahoma


36 Sq. miles of 3D seismic
Foraker Field
2,100,000 BO , 0.4 BCF
35,000 BO per well
Greater Dog Creek Field
6,400,000 BO , 6.6 BCF
65,000 BO per well
Arsaga
N Blackland
W Blackland
Blackland Field
3,800,000 BO , 0.6 BCF
96,000 BO per well
Pearsonia Field
7,800,000 BO , 6.6 BCF
66,400 BO per well
Section 13
Burbank Giant Oil Field
200,000,000+ BO
Enfisco Field
1,200,000 BO, 0.55 BCF
67,000 BO per well
27N/6E
27N/7E
26N/7E
26N/8E
Proposed 20 sqs
HiWay 60 3D
Yellow = Osage Concession

Development Plan – Single Well Economics

TO PETRO RIVER'S 75% INTEREST

Assumptions

Oil Price ($/bbl)	65.00
Gas Price ($/mcf)	2.29
Monthly Lease Operating Expense per well	$1,150

N. Blackland Field

Cashflow	Cap Ex	1.5 YR	3.5 YR	5.5 YR	Life of Well	IRR
75% WI-Bandolier	(187,500)	$533,430	$774,065	$927,647	$1,774,176	132%

IP Rate	44 BO & 30 MCF
EUR Per Well	78,154 BOE

Arsaga Field and Section 13

Cashflow	Cap Ex	1 YR	3 YR	5 YR	Life of Well	IRR
75% WI-Bandolier	(187,500)	$190,351	$344,116	$436,154	$809,014	67%

IP Rate	18 BO & 32 MCF
EUR Per Well	50,761 BOE

Now is a Great Time to be a Shareholder of Petro River

Diverse Conventional Portfolio with low risk and low cost operating areas


Osage

Cash Flow Positive Operations in Osage County, Oklahoma - Pearsonia West Project (87,740 total acres).



Fully Funded New 10 Well Program in Osage County

Zero Debt

Over $50M invested by management and insiders



Pearsonia West recoverable resources of 6MM barrels of oil.



Two projects in Kern County, California with a combined 7,250 acres.



Two successful projects in CA through Horizon Energy Partners producing approx. 1,150 bbls per day.



Significant North Sea drilling opportunities offshore U.K. and Denmark spanning over 750,000 acres.

petroriver

55 Fifth Avenue, Suite 1702
New York, NY 10003

(469) 828-3900
ir@petroriveroil.com
OTCBB: PTRC
petroriveroil.com